UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 10, 2012

Echo Therapeutics, Inc.
 (Exact name of Company as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Penn Center 1628 JFK Blvd., Suite 300 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 717-4100

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

    On April 10, 2012, the Company entered into an Amendment to Lease Agreement dated April 2, 2012 (the “Amendment”) amending its Lease with 8 Penn Center Owner, L.P. (the “Landlord”) dated March 9, 2011 (the “Lease”).  Pursuant to the Lease, the Company currently leases approximately 5,400 square feet of office space located at 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA.  The Amendment expands the leased premises to include approximately 2,400 square feet of additional space, for a total of approximately 7,800 square feet of office space (the “Premises”).

    The Amendment provides for a term of 60 months, commencing on June 1, 2012.  Provided the Company is not in default under the Lease, the Company has a one-time right to terminate the Lease 30 months after the commencement date by giving the Landlord at least three months prior written notice of its intention to terminate and paying the Landlord an amount equal to the Landlord’s unamortized leasing cost.

    The monthly base rent under the Lease shall be as follows:  $14,411.83 for the period June 1, 2012 to May 31, 2013, $14,739.38 for the period June 1, 2013 to May 31, 2014, $15,066.92 for the period June 1, 2014 to May 31, 2015, $15,394.46 for the period June 1, 2015 to May 31, 2016, and $15,722.00 for the period June 1, 2016 to May 31, 2017.

    The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

    The Exhibits listed in the Exhibit Index immediately preceding such Exhibits are filed with or incorporated by reference in this report.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         ECHO THERAPEUTICS, INC.

Dated:  April 11, 2012
                                                                                                         By: /s/ Patrick T. Mooney
                                                                                                               Patrick T. Mooney
                   Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Lease Agreement by and between the Company and 8 Penn Center Owner, L.P., dated as of April 2, 2012 is attached hereto. * _________________________________________

*  Schedules and attachments have been omitted but will be provided to the Commission upon request.